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                                                                    EXHIBIT 10.3

                   FIRST AMENDMENT TO TRUST AGREEMENT BETWEEN
                      FIDELITY MANAGEMENT TRUST COMPANY AND
                              ANALOG DEVICES, INC.

     THIS FIRST AMENDMENT, dated and effective as of the first day of January, 2005, by and between Fidelity Management Trust Company (the "Trustee") and Analog Devices, Inc. (the "Sponsor");

                                   WITNESSETH:

     WHEREAS, the Trustee and the Sponsor heretofore entered into a Trust Agreement dated October 1, 2003 with regard to the Analog Devices, Inc. Deferred Compensation Plan (the "Plan"); and

     WHEREAS, the Trustee and the Sponsor now desire to amend said Trust Agreement as provided for in Section 14 thereof;

     NOW THEREFORE, in consideration of the above premises, the Trustee and the Sponsor hereby amend the Trust Agreement by:

     (1)  Deleting the seventh "Whereas" clause, which reads as follows:

               WHEREAS, the Sponsor (the "Administrator") is the administrator of the Plan; and

     (2)  Amending and restating the eighth "Whereas" clause to read as follows:

               WHEREAS, the Trustee is willing to perform recordkeeping and administrative services for the Plan if the services are purely ministerial in nature and are provided within a framework of plan provisions, guidelines and interpretations conveyed in writing to the Trustee by the Administrator, as hereinafter defined.

     (3)  Amending and restating paragraph 1(a) to read as follows:

               (a) "Administrator" shall mean the Sponsor.

     (4) Replacing the term "Named Fiduciary" in the fourth sentence of Section 5(d) with "Sponsor".

     (5) Restating the definition of "Change in Control" in Section 16(a), in its entirety, as follows:

               (a) Definition. A "Change in Control" means a Change in Control Event as defined in the Plan document, which is intended to be consistent with Internal Revenue Service Notice 2005-1, as modified from time to time.

     Other than the revisions stated above, the remaining provisions of the Agreement remain in full force and effect.

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     IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this First
Amendment to be executed by their duly authorized officers effective as of the day and year first above written.

ANALOG DEVICES, INC.                    FIDELITY MANAGEMENT TRUST COMPANY


By: /s/ Joseph E. McDonough             By: /s/ illegible
    ---------------------------------       ------------------------------------
    Joseph E. McDonough Date 2/28/05        Its Authorized Signatory Date 3/7/05
    V.P., Finance & CFO


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